[THE PERKINS FUND LOGO]

================================================================================



                               SEMI-ANNUAL REPORT

























================================================================================

                            For the Six Months Ended
                               September 30, 2000

                            [THE PERKINS FUND LOGO]


October 23, 2000

Dear Shareholders:

After a strong first quarter (especially for the Discovery Fund), both of our Funds experienced pullbacks during the second quarter, followed by a small move up in the third quarter. This left the Discovery Fund up for the first nine months of calendar 2000 and the Opportunity Fund down slightly (see table on page 3). Overall, it was a continuation of the highly volatile markets that we have been experiencing over the last several years.

We see the current time period as a transition during which many high P/E large-cap technology, network and telecom stocks (which have become extremely overvalued over the last several years) have topped out and started to decline, while many mid and small-cap stocks (which have been in downtrends for several years) have started to bottom and move up. The following graph clearly illustrates the divergence that has occurred over the past several years between the large-cap dominated NASDAQ Composite and the average NASDAQ stock as represented by the Advance-Decline line. Since 1995 and more so since the 1996 to 1997 time period, the market weighted NASDAQ Composite Index (which is driven by large technology stocks) has been in an uptrend while the Advance-Decline Line (which shows what has happened to NASDAQ stocks on average) has been in a downtrend. As with all trends and

                             [GRAHPIC DESCRIPTION]

The following graph illustrates the divergence over the past several years between the large-cap dominated NASDAQ Composite and the average NASDAQ stock as represented by the Advance-Decline line.

divergences, this cannot continue indefinitely and we continue to believe the transition is in progress.

Currently the stock market, in general, is in a corrective phase. How long this will last we don't know. However, when the correction has run its course, we expect that small stocks should lead the next advance.

As we mentioned in our last letter, The Perkins Opportunity Fund has a significant tax loss carryforward. Part of that carryforward was used up last year; however, as of September 30, $4.85 million remains. This means that the Fund may be able to take up to $2.40 per share of capital gains in the future without having to make a taxable distribution. The carryforward resulted from the sale of Fund holdings at a loss to cover redemptions in 1997 and 1998 when small company stocks were performing badly. This represents a significant shelter for taxable accounts and can work to the advantage of new investors and long-term shareholders when the Fund is performing well. The Fund has many good holdings that have the potential for capital appreciation and will not have to distribute any tax liability until its carryforward is used up. We are pleased that you as a shareholder have elected to retain your shares. We also believe it would be an excellent time to add to your holdings to take advantage of this hidden asset when the next upswing in the Fund's portfolio takes place.

The Discovery Fund, which is just 2 1/2 years old, is well-positioned in micro-cap growth stocks, i.e., those with less than a $100 million market capitalization. There are plenty to choose from, as the price decline in small-cap stocks moved many into the micro-cap category. The Fund is still very small, just $1.4 million in net assets as of September 30, which makes it very interesting for new money since it contains only 32 stocks and, therefore, price increases in just a few can be meaningful.

The following table shows the Funds' returns by year and since inception, compared to several popular indices.

                            PERKINS     PERKINS
                           DISCOVERY  OPPORTUNITY   RUSSELL   NASDAQ      S&P
                             FUND        FUND        2000    COMPOSITE    500
CALENDAR PERIOD             (PDFDX)     (POFDX)      INDEX     INDEX     INDEX
---------------             -------     -------      -----     -----     -----

1993 (Partial Year)            --        39.52%      17.62%    17.26%    10.67%

1994                           --        14.85%      (3.18)%   (3.20)%    1.27%

1995                           --        70.35%      26.21%    39.92%    37.53%

1996                           --        (7.33)%     14.76%    22.71%    22.99%

1997                           --       (17.08)%     20.52%    21.64%    33.34%

1998 - Discovery (Part Yr)   9.67%          --      (11.23)%   21.34%    12.84%

     - Opportunity             --       (16.01)%     (3.45)%   39.63%    28.57%

1999                        67.54%       98.58%      19.62%    85.58%    21.03%

2000 (YTD to 09/30/00)      24.91%       (2.80)%      3.29%    (9.74)%   (1.44)%

Annualized - Discovery      39.80%          --        3.39%    32.73%    12.36%

Annualized - Opportunity
(Inception to 9/30/00)         --        17.42%      12.00%    25.20%    19.46%


Sincerely,

/s/ Richard W. Perkins                  /s/ Daniel S. Perkins

Richard W. Perkins, C.F.A.              Daniel S. Perkins, C.F.A.
President                               Vice President


Past performance is no guarantee of future performance. The Discovery Fund's one-year and average annual total return from inception (April 9, 1998) through September 30, 2000 including the maximum sales charge of 4.75% was 59.67% and 37.08%, respectively. The Opportunity Fund's one-year, five-year and average annual total return from inception (February 18, 1993) through September 30, 2000, including the maximum sales charge of 4.75% was 58.73%, 3.59% and 16.67%, respectively. The Funds' returns and share values will fluctuate and shares may be worth more or less than their original cost when redeemed. Small company investing involves greater risks and volatility. The Funds are distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

                           THE PERKINS DISCOVERY FUND

SCHEDULE OF INVESTMENTS at September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 90.9%
COMPUTER - INTERNET: 1.1%
 10,000          Popmail.Com, Inc.*                                   $    4,687
  3,000          VCampus Corp.*                                           10,875
                                                                      ----------
                                                                          15,562
                                                                      ----------
COMPUTERS - INTEGRATED SYSTEMS: 7.2%
 10,000          Digital Biometrics, Inc.*                                62,500
  3,000          Intelli-Check, Inc.*                                     40,875
                                                                      ----------
                                                                         103,375
                                                                      ----------
COMPUTERS - PERIPHERAL EQUIPMENT: 10.2%
  7,500          Check Technology Corp.*                                  33,281
  6,000          Digi International, Inc.*                                47,250
  5,000          Fargo Electronics, Inc.*                                 30,937
  5,000          Tidel Technologies, Inc.*                                34,687
                                                                      ----------
                                                                         146,155
                                                                      ----------
COMPUTERS - SOFTWARE: 6.8%
    400          Fourth Shift Corp.*                                         850
  3,000          Plato Learning, Inc.*                                    61,828
  5,000          ShowCase Corp.*                                          34,687
                                                                      ----------
                                                                          97,365
                                                                      ----------
CONSUMER PRODUCTS: 3.4%
  3,000          Koala Corp.*                                             48,187
                                                                      ----------
DIVERSIFIED MANUFACTURING: 2.2%
  2,000          Raven Industries, Inc.                                   31,750
                                                                      ----------
ELECTRONIC PRODUCTS: 6.9%
  2,000          Axsys Technologies, Inc.*                                72,375
  5,000          Research, Inc.*                                          25,312
                                                                      ----------
                                                                          97,687
                                                                      ----------
LEISURE - GAMING: 3.4%
  2,500          Shuffle Master, Inc.*                                    48,594
                                                                      ----------
MEDICAL PRODUCTS: 22.5%
 15,000          Conceptus, Inc.*                                        136,875
 10,000          LecTec Corp.*                                            23,750
  3,500          Merit Medical Systems, Inc.*                             22,094
 10,000          Rehabilicare, Inc.*                                      28,750
  6,000          SpectraScience, Inc.*                                    57,000
  7,700          Trimedyne, Inc.*                                         14,919
  2,000          Vascular Solutions, Inc.*                                37,531
                                                                      ----------
                                                                         320,919
                                                                      ----------
OFFICE EQUIPMENT & SUPPLIES: 0.4%
  7,000        ATS Money Systems, Inc.*                                    6,125
                                                                      ----------
REAL ESTATE SERVICES: 2.0%
  2,500        HomeServices.Com, Inc.*                                    28,438
                                                                      ----------
RETAIL - INTERNET: 0.0%
 10,000        Virtual Technology Corp.                                      550
                                                                      ----------
RETAIL - MISCELLANEOUS: 6.7%
  1,500        Ag Services of America, Inc.                               26,438
  2,000        Damark International, Inc. - Class A*                      24,500
  2,500        Sharper Image Corp.*                                       44,063
                                                                      ----------
                                                                          95,001
                                                                      ----------
TELECOMMUNICATIONS - EQUIPMENT/SERVICES: 18.1%
 25,000        ACI Telecentrics, Inc.*                                    37,500
 10,000        ChoiceTel Communications, Inc.*                            32,500
  2,000        Hector Communications Corp.*                               26,000
 10,000        OneLink Communications, Inc.*                              12,188
  4,000        Radyne Comstream, Inc.*                                    31,250
  3,500        RMH Teleservices, Inc.*                                    56,219
  5,000        Vialog Corp.*                                              44,063
  4,000        WorldQuest Networks, Inc.*                                 18,250
                                                                      ----------
                                                                         257,970
                                                                      ----------
               TOTAL COMMON STOCKS (cost $1,080,417)                   1,297,678
                                                                      ----------
WARRANT: 1.1%
TELECOMMUNICATIONS - EQUIPMENT/SERVICES: 1.1%
  4,000        Raydyne ComStream, Inc.
               Wts., Exp. 02/08/2005*                                     15,250
                                                                      ----------

                           THE PERKINS DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT:
  7.4% $106,000 Firstar Bank Repurchase Agreement, 4.25%,
  date 9/29/2000, due 10/02/2000, collateralized by $109,682
  FHLB, 5.19%, due 10/20/2003 (proceeds $106,037) (cost $106,000)     $  106,000
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $1,186,417+): 99.4%                                            1,418,928
                                                                      ----------
Other Assets less Liabilities: 0.6%                                        9,184
                                                                      ----------
NET ASSETS: 100.0%                                                    $1,428,112
                                                                      ==========

* Non-income producing security.

+ At September 30, 2000, the basis of invesments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized  appreciation                                   $ 394,029
     Gross unrealized depreciation                                     (161,518)
                                                                      ---------
          Net unrealized appreciation                                 $ 232,511
                                                                      =========

See accompanying Notes to Financial Statements.

                          THE PERKINS OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 83.8%
BUSINESS SERVICES: 19.5%
   87,500     Appliance Recycling Centers of America, Inc.*          $   164,062
   25,000     G&K Services, Inc.                                         701,562
  437,500     Health Fitness Corp.*                                      164,062
  750,000     Insignia Systems, Inc.*                                  5,765,625
  400,000     Integrated Security Systems, Inc.*                         187,500
  250,000     Reality Interactive, Inc.*                                  87,500
                                                                     -----------
                                                                       7,070,311
                                                                     -----------
COMPUTER - INTERNET: 1.0%
   50,000     VCampus Corp.*                                             181,250
   11,743     WebMD Corp.*                                               179,078
                                                                     -----------
                                                                         360,328
                                                                     -----------
COMPUTERS - INTEGRATED SYSTEMS: 4.7%
  337,500     Applied Digital Solutions, Inc.*                         1,276,172
  100,000     Zamba Corp.*                                               425,000
                                                                     -----------
                                                                       1,701,172
                                                                     -----------
COMPUTERS - PERIPHERAL EQUIPMENT: 6.3%
  100,000     Ciprico, Inc.*                                           1,012,500
  200,000     Digital Biometrics, Inc.*                                1,250,000
  100,000     RSI Systems, Inc.*                                          28,125
                                                                     -----------
                                                                       2,290,625
                                                                     -----------
COMPUTERS - SOFTWARE: 12.3%
  100,000     3DO Co. (The)*                                             668,750
  100,000     Ebix.com, Inc.*                                            356,250
  200,000     Fourth Shift Corp.*                                        425,000
   50,000     IntraNet Solutions, Inc.*                                2,500,000
   75,000     ShowCase Corp.*                                            520,313
                                                                     -----------
                                                                       4,470,313
                                                                     -----------
CONSUMER PRODUCTS: 3.2%
  250,000     Galagen, Inc.*                                             250,000
  250,000     MBC Holding Co.*                                           906,250
                                                                     -----------
                                                                       1,156,250
                                                                     -----------
DIRECT MARKETING: 1.4%
   20,000     ValueVision International, Inc.*                           502,500
                                                                     -----------
ELECTRONIC PRODUCTS: 3.8%
  175,000     Micro Component Technology, Inc.*                        1,400,000
                                                                     -----------
FOOD - WHOLESALE: 1.6%
   40,000     SUPERVALU, Inc.                                            602,500
                                                                     -----------
LEISURE - MISCELLANEOUS: 2.3%
   50,000     American Classic Voyages Co.*                              731,250
  100,000     Innovative Gaming Corp. of America*                        103,125
                                                                     -----------
                                                                         834,375
                                                                     -----------
MEDICAL PRODUCTS: 15.2%
  100,000     ATS Medical, Inc.*                                       1,506,250
  200,000     InnerDyne, Inc.*                                         1,400,000
  100,000     LecTec Corp.*                                              237,500
   57,386     Possis Medical, Inc.*                                      387,356
  175,000     SpectraScience, Inc.*                                    1,662,500
   50,000     Theragenics Corp.*                                         325,000
                                                                     -----------
                                                                       5,518,606
                                                                     -----------
RETAIL - MISCELLANEOUS: 10.5%
  200,000     Big Buck Brewery & Steakhouse, Inc.*                       362,500
   41,500     Guitar Center, Inc.*                                       510,969
   30,000     Hot Topic, Inc.*                                           900,000
  112,500     Wilsons The Leather Experts, Inc.*                       2,032,031
                                                                     -----------
                                                                       3,805,500
                                                                     -----------
TELECOMMUNICATIONS - EQUIPMENT/SERVICES: 2.0%
   85,000     ChoiceTel Communications, Inc.*                            276,250
  100,000     Norstan, Inc.*                                             300,000
  115,000     OneLink Communications, Inc.*                              140,156
                                                                     -----------
                                                                         716,406
                                                                     -----------
TOTAL COMMON STOCKS
  (cost $33,145,728)                                                  30,428,886
                                                                     -----------

                          THE PERKINS OPPORTUNITY FUND

--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

WARRANTS: 0.1%
COMPUTER - INTERNET: 0.0%
 100,000   Popmail.Com, Inc. Wts., Exp. 11/03/01*                    $     6,250
                                                                     -----------
MEDICAL PRODUCTS: 0.0%
 11,477    Possis Medical, Inc. Wts., Exp. 03/06/04*                           0
                                                                     -----------
RETAIL - MISCELLANEOUS: 0.0%
300,000    Big Buck Brewery & Steakhouse, Inc. Wts. A,
           Exp. 12/13/01*                                                 18,750
                                                                     -----------

TELECOMMUNICATIONS - EQUIPMENT/SERVICES: 0.1%
85,000    ChoiceTel Communications, Inc. Wts., Exp. 11/10/02*             21,250
                                                                     -----------
TOTAL WARRANTS (cost $10,801)                                             46,250
                                                                     -----------

PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 13.8%
$4,992,000 Firstar Bank Repurchase Agreement,  4.25%,
  9/30/2000, due 10/02/2000, collateralized by $5,165,398
  FHLB, 5.19%, due 10/20/2003 (proceeds $4,993,768)
  (cost $4,992,000)                                                  $ 4,992,000
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES (cost $38,148,529+): 97.7%            35,467,136
                                                                     -----------
Other Assets less Liabilities: 2.3%                                      842,014
                                                                     -----------
NET ASSETS: 100.0%                                                   $36,309,150
                                                                     ===========

* Non-income producing security.

+ At September 30, 2000, the basis of securities for federal income tax purposes was $38,192,731. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                 $ 10,013,087
     Gross unrealized depreciation                                  (12,694,480)
                                                                   ------------
          Net unrealized depreciation                              $ (2,681,393)
                                                                   ============

See accompanying Notes to Financial Statements.

                           THE PERKINS DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2000 (Unaudited)


ASSETS
  Investments in securities, at value (cost $1,186,417) .......     $ 1,418,928
  Cash ........................................................             747
  Receivables:
    Securities sold ...........................................          30,228
    Due from advisor ..........................................           7,146
    Dividends and interest ....................................             373
  Prepaid expenses ............................................           2,630
  Deferred organization costs .................................           7,554
                                                                    -----------
      Total assets ............................................       1,467,606
                                                                    -----------
LIABILITIES
  Payables:
    Fund shares redeemed ......................................          21,123
    Administration fees .......................................           2,466
    Distribution fees .........................................             843
  Accrued expenses ............................................          15,062
                                                                    -----------
      Total liabilities .......................................          39,494
                                                                    -----------

NET ASSETS ....................................................     $ 1,428,112
                                                                    ===========
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($1,428,112/46,691 shares outstanding; unlimited
    number of shares authorized without par value) ............     $     30.59
                                                                    ===========

  MAXIMUM OFFERING PRICE PER SHARE ($30.59/.9525) .............     $     32.12
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................     $   719,255
  Accumulated net investment loss .............................         (13,220)
  Accumulated net realized gain on investments ................         489,566
  Net unrealized appreciation on investments ..................         232,511
                                                                    -----------
    Net assets ................................................     $ 1,428,112
                                                                    ===========

See accompanying Notes to Financial Statements.

                       THE PERKINS DISCOVERY FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2000 (Unaudited)


INVESTMENT INCOME
  Income
    Interest .....................................................    $   4,626
    Dividends ....................................................          360
                                                                      ---------
      Total income ...............................................        4,986
                                                                      ---------
  Expenses
    Transfer agent fees ..........................................       20,437
    Administration fees ..........................................       15,041
    Registration expense .........................................        7,216
    Fund accounting fees .........................................        7,369
    Advisory fees ................................................        7,283
    Audit fees ...................................................        6,548
    Custody fees .................................................        2,875
    Trustee fees .................................................        1,676
    Distribution fees ............................................        1,576
    Deferred organization expense ................................        1,504
    Legal fees ...................................................        1,025
    Reports to shareholders ......................................          985
    Shareholder service fees .....................................          869
                                                                      ---------
      Total expenses .............................................       74,404
      Less: fees waived and expenses absorbed ....................      (56,198)
                                                                      ---------
      Net expenses ...............................................       18,206
                                                                      ---------
        NET INVESTMENT LOSS ......................................      (13,220)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investments .............................      109,194
    Net unrealized depreciation on investments ...................     (570,190)
                                                                      ---------
      Net realized and unrealized loss on investments ............     (460,996)
                                                                      ---------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $(474,216)
                                                                      =========

See accompanying Notes to Financial Statements.

                           THE PERKINS DISCOVERY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                   SIX MONTHS ENDED            YEAR ENDED
                                                  SEPTEMBER 30, 2000#        MARCH 31, 2000
                                                  -------------------        --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ...........................    $   (13,220)             $   (24,768)
  Net realized gain on investments ..............        109,194                  528,588
  Net unrealized appreciation
    (depreciation) on investments ...............       (570,190)                 728,192
                                                     -----------              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ................       (474,216)               1,232,012
                                                     -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ........................             --                 (120,760)

CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets
    derived from net change in outstanding
    shares (a) ..................................        (60,075)                  54,376
                                                     -----------              -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS....       (534,291)               1,165,628

NET ASSETS
  Beginning of period ...........................      1,962,403                  796,775
                                                     -----------              -----------
  END OF PERIOD .................................    $ 1,428,112              $ 1,962,403
                                                     ===========              ===========

(a) A summary of capital share transactions is as follows:

                                        SIX MONTHS ENDED             YEAR ENDED
                                       SEPTEMBER 30, 2000          MARCH 31, 2000
                                      --------------------      --------------------
                                       Shares      Value         Shares      Value
                                       ------      -----         ------      -----
Shares sold .....................       2,917    $  84,920        7,170    $ 162,035
Shares issued in reinvestment
 of distributions................          58        2,095        4,268       91,630
Shares redeemed..................      (5,076)    (147,090)      (8,564)    (199,289)
                                       ------     --------       ------     --------
Net increase (decrease)..........      (2,101)   $ (60,075)       2,874    $  54,376
                                       ======    =========        =====    =========

# Unaudited

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2000 (Unaudited)


ASSETS
  Investments in securities, at value (cost $38,148,529) .....     $ 35,467,136
  Cash .......................................................               32
  Receivables:
    Fund shares sold .........................................        1,055,933
    Interest .................................................            1,179
                                                                   ------------
      Total assets ...........................................       36,524,280
                                                                   ============
LIABILITIES
  Payables:
    Fund shares redeemed .....................................           78,924
    Due to advisor ...........................................           29,451
    Distribution fees ........................................           21,199
    Administration fees ......................................            7,365
  Accrued expenses ...........................................           78,190
                                                                   ------------
      Total liabilities ......................................          215,129
                                                                   ------------

NET ASSETS ...................................................     $ 36,309,151
                                                                   ============

  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($36,309,152/1,774,333 shares outstanding; unlimited
    number of shares authorized without par value) ...........     $      20.46
                                                                   ============

  MAXIMUM OFFERING PRICE PER SHARE ($20.46/.9525) ............     $      21.48
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital ............................................     $ 43,365,934
  Accumulated net investment loss ............................         (313,521)
  Accumulated net realized loss on investments ...............       (4,061,869)
  Net unrealized depreciation on investments .................       (2,681,393)
                                                                   ------------
      Net assets .............................................     $ 36,309,151
                                                                   ============

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2000 (Unaudited)


INVESTMENT INCOME
  Income
    Dividends ..................................................    $   114,897
    Interest ...................................................            175
                                                                    -----------
      Total income .............................................        115,072
                                                                    -----------
Expenses
    Advisory fees ..............................................        185,590
    Transfer agent fees ........................................         76,222
    Administration fees ........................................         49,599
    Distribution fees ..........................................         40,010
    Custody fees ...............................................         17,607
    Shareholder service fees ...................................         13,061
    Fund accounting fees .......................................         11,581
    Audit fees .................................................          9,409
    Registration fees ..........................................          8,260
    Reports to shareholders ....................................          6,607
    Insurance expense ..........................................          5,948
    Trustee fees ...............................................          3,161
    Legal fees .................................................            954
    Miscellaneous ..............................................            584
                                                                    -----------
      Total expenses ...........................................        428,593
                                                                    -----------
        NET INVESTMENT LOSS ....................................       (313,521)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .............................        834,528
  Net unrealized depreciation on investments ...................     (9,412,405)
                                                                    -----------
    Net realized and unrealized loss on investments ............     (8,577,877)
                                                                    -----------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $(8,891,398)
                                                                    ===========

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTH ENDED         YEAR ENDED
                                                     SEPTEMBER 30, 2000#     MARCH 31, 2000
                                                     -------------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .............................     $   (313,521)         $   (694,108)
  Net realized gain on investments ................          834,528            10,098,026
  Net unrealized appreciation (depreciation)
    on investments ................................       (9,412,405)           19,358,743
                                                        ------------          ------------
      NET (DECREASE) INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS...................       (8,891,398)           28,762,661
                                                        ------------          ------------

CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from
    net change in outstanding shares (a) ..........       (5,005,359)          (10,331,153)
                                                        ------------          ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS .....      (13,896,757)           18,431,508

NET ASSETS
  Beginning of period .............................       50,205,908            31,774,400
                                                        ------------          ------------
  END OF PERIOD ...................................     $ 36,309,151          $ 50,205,908
                                                        ============          ============

(a) A summary of capital share transactions is as follows:

                             SIX MONTHS ENDED                 YEAR ENDED
                           SEPTEMBER 30, 2000#              MARCH 31, 2000
                       ---------------------------   ---------------------------
                          Shares         Value         Shares         Value
                          ------         -----         ------         -----
Shares sold ........      847,367    $ 16,817,886       633,195    $ 11,778,533
Shares redeemed ....   (1,093,380)    (21,823,245)   (1,294,244)    (22,109,686)
                       ----------     -----------    ----------     -----------
Net decrease .......     (246,014)   $ (5,005,359)     (661,049)   $(10,331,153)
                       ==========     ===========    ==========     ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                             PERKINS DISCOVERY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                                       APRIL 9, 1998*
                                                              SIX MONTHS ENDED        YEAR ENDED          THROUGH
                                                            SEPTEMBER 30, 2000#     MARCH 31, 2000     MARCH 31, 1999
                                                            -------------------     --------------     --------------
Net asset value, beginning of period......................       $ 40.22               $ 17.35            $ 15.00
                                                                 -------               -------            -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ....................................         (0.28)                (0.51)             (0.15)
  Net realized and unrealized
    gain (loss) on investments ...........................         (9.35)                26.07               2.50
                                                                 -------               -------            -------
Total from investment operations .........................         (9.63)                25.56               2.35
                                                                 -------               -------            -------
LESS DISTRIBUTIONS:
  From net realized gain .................................            --                 (2.69)                --
                                                                 -------               -------            -------
Net asset value, end of period ...........................       $ 30.59               $ 40.22            $ 17.35
                                                                 =======               =======            =======

Total return .............................................        (23.94)%^             160.88%             15.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)....................       $   1.4               $   2.0            $   0.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed .................         10.21%+               12.27%             24.67%+
After fees waived and expenses absorbed ..................          2.50%+                2.50%              2.50%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ...............         (9.53)%+             (11.97)%           (23.41)%+
  After fees waived and expenses absorbed ................         (1.81)%+              (2.20)%            (1.24)%+
  Portfolio turnover rate ................................         25.61%^              144.58%            137.32%

* Commencement of operations.
+ Annualized.
# Unaudited.
^ Not Annualized.

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                  YEAR ENDED MARCH 31,
                                              SIX MONTHS ENDED    -------------------------------------------------------
                                            SEPTEMBER 30, 2000#    2000        1999        1998        1997        1996*
                                            -------------------    ----        ----        ----        ----        -----
Net asset value, beginning of period..........   $  24.85        $  11.85    $  14.24    $  12.58    $  18.78    $  13.03
                                                 --------        --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................      (0.18)          (0.34)      (0.24)      (0.34)      (0.24)      (0.12)
Net realized and unrealized gain (loss)
 on investments...............................      (4.21)          13.34       (2.15)       2.00       (4.98)       6.66
                                                 --------        --------    --------    --------    --------    --------
Total from investment operations .............      (4.39)          13.00       (2.39)       1.66       (5.22)       6.54
                                                 --------        --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
From net realized gain .......................         --              --          --          --       (0.98)      (0.79)
                                                 --------        --------    --------    --------    --------    --------
Net asset value, end of period ...............   $  20.46        $  24.85    $  11.85    $  14.24    $  12.58    $  18.78
                                                 ========        ========    ========    ========    ========    ========

Total return .................................     (17.67)%^       109.70%     (16.78)%     13.20%     (28.94)%     51.29%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)........   $   36.3        $   50.2    $   31.8    $   56.1    $   75.3    $   92.3
  Ratio of expenses to average net assets.....       2.31%+          2.18%       2.24%       2.27%       1.90%       1.97%
  Ratio of net investment loss to average
    net assets ...............................      (1.69)%+        (1.90)%     (1.69)%     (1.85)%     (1.25)%     (1.16)%
  Portfolio  turnover rate ...................       7.75%^         29.64%      19.34%      53.37%      86.88%      92.45%

* Per share data has been restated to give effect to a 2-for-1 stock split to shareholders of record as of the close of June 3, 1996.
+  Annualized.
#  Unaudited.
^  Not annualized.

See accompanying Notes to Financial Statements.

                         THE PERKINS DISCOVERY FUND AND
                          THE PERKINS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

The Perkins Discovery Fund and the Perkins Opportunity Fund (the "Funds") are a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Funds' primary investment objective is capital appreciation. The Perkins Discovery Fund and Perkins Opportunity Fund began operations on April 9, 1998 and February 18, 1993, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nas-daq are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which, when combined with accrued interest, approximates market value.

B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

     For the Perkins Opportunity Fund, at March 31, 2000, there is a capital loss car-ryforward of approximately $4,852,000, of which $1,117,000 expires March 31, 2006 and $3,735,000 expires March 31, 2007, available to offset future gains, if any.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses.

                         THE PERKINS DISCOVERY FUND AND
                          THE PERKINS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)


D. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Adviser in connection with the organization and registration of the Perkins Discovery Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended March 31, 2000, the Perkins Discovery Fund decreased net realized gain on investments by $24,768 due to the Fund experiencing a net investment loss during the year. For the year ended March 31, 2000, the Perkins Opportunity Fund decreased paid-in capital by $694,108 due to the Fund experiencing a net investment loss during the previous fiscal year. Net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

For the six months ended September 30, 2000, Perkins Capital Management, Inc. (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended September 30, 2000, the Perkins Discovery Fund and the Perkins Opportunity Fund incurred $7,283 and $185,590 in Advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees for the Perkins Discovery Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.50% of the average daily net assets. For the six months ended September 30, 2000, the Advisor has voluntarily waived its fees of $7,283 and absorbed expenses of $48,915 for the Perkins Discovery Fund.

                         THE PERKINS DISCOVERY FUND AND
                          THE PERKINS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)


Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds-custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $12 million        $30,000
     $12 to $50 million       0.25% of average daily net assets
     $50 to $100 million 0.20% of average daily net assets $100 to $200 million 0.15% of average daily net assets
     Over $200 million        0.10% of average daily net assets

For the six months ended September 30, 2000, the Funds incurred $15,041 and $49,599 in Administration fees for the Perkins Discovery Fund and the Perkins Opportunity Fund, respectively.

First Fund Distributors,  Inc. (the  "Distributor") acts as the Funds' principal
underwriter  in  a  continuous  public  offering  of  the  Funds'  shares.   The
Distributor is an affiliate of the Administrator.

Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.20% of the average daily net assets of the Funds. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended Sep-tember 30, 2000, the Perkins Discovery Fund and the Perkins Opportunity Fund paid the Distributor $1,576 and $40,010 under the Plan, respectively.

                         THE PERKINS DISCOVERY FUND AND
                          THE PERKINS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)


NOTE 5 - SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Service Agreement with the Advisor, under which the Funds pay servicing fees at an annual rate of up to 0.25% of each Fund's average daily net assets. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders-accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the six months ended September 30, 2000, the Perkins Discovery Fund and Perkins Opportunity Fund incurred $869 and $13,061 in Shareholder Servicing fees, respectively.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2000, the cost of purchases and the proceeds from sales of securities for the Perkins Discovery Fund, excluding short-term securities, were $333,853 and $462,812, respectively.

For the six months ended September 30, 2000, the cost of purchases and the proceeds from sales of securities for the Perkins Opportunity Fund, excluding short-term securities, were $2,504,327 and $8,074,670, respectively.

NOTE 7 - REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Funds in each agreement, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the accounts of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

                         THE PERKINS DISCOVERY FUND AND
                          THE PERKINS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)


If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

NOTE 8 - INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. For the six months ended September 30, 2000, the Perkins Opportunity Fund had the following transactions with affiliated companies:

                                  Shares Held                             Shares Held      Value
                                    March 31,     Shares       Shares    September 30,   September 30,
                                      2000       Purchased      Sold         2000           2000
                                      ----       ---------      ----         ----           ----
     Insignia Systems Inc.:          750,000                                750,000      $5,765,625
     MBC Holding Company:            250,000                                250,000         906,360
     Reality Interactive Inc.:       250,000                                250,000          87,500
                                                                           --------      ----------
     Totals                                                                              $6,759,485
                                                                                         ==========

================================================================================

                                     Advisor
                        PERKINS CAPITAL MANAGEMENT, INC.
                              730 East Lake Street
                             Wayzata, MN 55391-1769
                                 (800) 998-3190
                                 (952) 473-8367

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                     Transfer Agent and Shareholder Services
                                   PFPC, INC.
                                  P.O. Box 8813
                            Wilmington, DE 19899-8813
                                 (800) 280-4779

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19101

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

================================================================================

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.